Derivative financial instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Derivative financial instruments
(28)	Derivative financial instruments

Derivative financial instruments at fair value through profit or loss as of December 31, 2018 and 2017 are the following:

	Notes	December 31, 2018	December 31, 2017
Derivatives not designated as hedges – Liabilities
Derivative contracts of interest rate	22	$(17)	$137

Total		$(17)	$137

Financial instruments through profit or loss are derivative contracts not designated as hedges for accounting purposes that are intended to reduce the levels of risk of foreign currency and interest rates.

Liabilities on derivatives not designated as hedges are recognized within Other Liabilities in the consolidated statement of financial position.

Foreign currency risk

Certain foreign currency forward contracts are measured at fair value through profit or loss and are not designated as hedging instruments for accounting purposes. The foreign currency forward contract balances vary with the level of expected foreign currency sales and purchases and changes in foreign currency forward rates.

Interest rate risk

The Group incurs interest rate risk primarily on financial obligations to banks and aircraft lessors. Certain financial derivative instruments are recognized at fair value through profit or loss and are not designated as hedging instruments for accounting purposes. The interest rate contracts vary according to the level of expected interest payable and changes in interest rates of financial obligations. Interest rate risk is managed through a mix of fixed and floating rates on loans and lease agreements, combined with interest rate swaps and options. Under these agreements, the Group pays a fixed rate and receives a variable rate.